STATEMENT OF ADDITIONAL INFORMATION

ULTRA SERIES FUND

Supplement dated May 27, 2025

This Supplement dated May 27, 2025, amends the Statement of Additional Information (“SAI”)

of the Ultra Series Fund dated May 1, 2025

General Information.

In the Portfolio Management-Operating Expense Limitation Agreement chart on p. 33 of the SAI, the specific expense limits for the Target Date Funds should remain the same as the previous year. The following rows should be replaced with the following:

Fund	Share Class	Operating Expense Limitation as a Percentage of Average Daily Net Assets
Madison Target Retirement 2020 Fund	Class I	0.30%
Madison Target Retirement 2030 Fund	Class I	0.30%
Madison Target Retirement 2040 Fund	Class I	0.30%
Madison Target Retirement 2050 Fund	Class I	0.30%

Please read this Supplement carefully and keep for future reference.